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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 19, 1999 included in The Corporate Executive Board Company's Registration Statement on Form S-1 file no. 333-59833, and to all references to our firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Washington, D.C.
March 8, 1999